EXHIBIT 10.43





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




                         ADDENDUM TO SEVERANCE AGREEMENT

This Addendum is made as of this 20th day of December, 1996, by and between TERRY A. FULLER, Ph.D., an individual residing in Rydal, Pennsylvania (the "Employee") and SURGICAL LASER TECHNOLOGIES, INC., a Delaware corporation (the "Company").

WHEREAS, the Employee and the Company desire to modify the Severance Agreement dated November 5, 1996 entered into between the Employee and the Company (the "Severance Agreement") as more fully described below:

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree to modify the Severance Agreement as follows:

1. Change in Position for Employee. The Employee and the Company hereby agree that the initial date in the first sentence of Paragraph No. 2 of the Severance Agreement should be modified from January 10, 1997 to January 18, 1997.

2. Compensation. The Employee and the Company agree that the date in the first sentence of Paragraph No. 3(a) of the Severance Agreement should be modified from January 10, 1997 to January 18, 1997.

     The Employee and the Company agree that the initial dates in Paragraph No. 3(a) and 3(b) of the Severance Agreement should be modified to state: "From January 19, 1997 through January 18, 1998..."

     The Employee and the Company agree that the date in the last sentence of Paragraph 3(b) should be modified from January 10, 1998 to January 18, 1998.

3. The Employee and the Company agree that, in all other respects, the provisions of the Severance Agreement dated November 5, 1996 shall remain unchanged.



IN WITNESS WHEREOF, the undersigned have executed this Addendum to the Severance Agreement as of the day and year first above written.

SURGICAL LASER TECHNOLOGIES, INC.


By:      /s/ W. Keith Stoneback
         -------------------------------
                  W. KEITH STONEBACK
                  President



         /s/ Terry A. Fuller
         -------------------------------
                  TERRY A. FULLER, Ph.D.



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